UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 28, 2009
Hubbell Incorporated

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

584 Derby Milford Road, Orange, Connecticut	06477

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 203 799 4100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 28, 2009, Hubbell Incorporated entered into an underwriting agreement with Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives for the several underwriters named therein, relating to the public offering of 2,600,000 shares of its Class B common stock at a purchase price per share of $43.00, less underwriting discounts and commissions. Pursuant to the underwriting agreement, Hubbell Incorporated has granted the underwriters an option for a period of 30 days to purchase up to an additional 390,000 shares of Class B common stock. The shares were offered and sold under Hubbell Incorporated’s effective Registration Statement on Form S-3 (File No. 333-151206)
     The offering closed on November 3, 2009. After deducting underwriting discounts and commissions, Hubbell Incorporated will receive proceeds of $106.5 million. Hubbell Incorporated expects to use the proceeds of the offering, after deducting other offering expenses, for general corporate purposes, including the repayment of approximately $66 million in short-term commercial paper borrowings which remain outstanding following the acquisition of FCI Americas, Inc. (the business known as Burndy®) after giving effect to repayments and reborrowings following the closing of the acquisition on October 2, 2009.
     A copy of the underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the terms of the underwriting agreement is qualified in its entirety by reference to such exhibit and is incorporated herein by reference.
     A copy of the legal opinion of Day Pitney LLP, relating to the validity of the shares to be issued in the public offering, is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement on Form S-3 (File No. 333-151206).
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of October 28, 2009, between Hubbell Incorporated and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives for the several underwriters named in Schedule I thereto.

5.1	Opinion of Day Pitney LLP.

23.1	Consent of Day Pitney (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated
November 3, 2009	By:	/s/ Richard W. Davies
		Name:	Richard W. Davies
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of October 28, 2009, between Hubbell Incorporated and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives for the several underwriters named in Schedule I thereto.

5.1	Opinion of Day Pitney LLP.

23.1	Consent of Day Pitney (included in Exhibit 5.1).